UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event report):  November 9, 2007 (November 5, 2007)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On November 9, 2007, Geokinetics Inc., a Delaware corporation (the “Company”), issued a press release announcing its 2007 third quarter and nine months results, the addition of an ocean bottom cable crew and increased backlog. The press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01             Regulation FD Disclosure

On November 5, 2007, the Company issued a press release announcing the scheduling of a live webcast on November 9, 2007, beginning at 11:00 a.m. Eastern Standard Time and 10:00 a.m. Central Standard Time to discuss its third quarter 2007 financial and operational results. The press release is attached hereto as exhibit 99.2, the contents of which are furnished in its entirety.

On November 8, 2007, the Company issued a press release announcing the closing of a new $25 million capital lease facility with CIT Group/Equipment Financing, Inc. The press release is attached hereto as exhibit 99.3, the contents of which are furnished in its entirety.

On November 9, 2007, the Company issued a press release announcing the participation of Richard F. Miles, the Company’s President and Chief Executive Officer, and Scott A. McCurdy, the Company’s Vice President and Chief Financial Officer, in the inaugural Houston Energy Financial Forum on Thursday, November 15, 2007, starting at 10:05 a.m. Central Standard Time at the Hotel ZaZa, Houston, TX. The press release is attached hereto as exhibit 99.4, the contents of which are furnished in its entirety.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             Financial Statements and Exhibits.

(d)             Exhibits

99.1         Press Release dated November 9, 2007, announcing Geokinetics’ third quarter and nine month results, the addition of an ocean bottom cable crew and increased backlog.

99.2         Press Release dated November 5, 2007, announcing the scheduling of a live webcast to discuss Geokinetics’ third quarter 2007 financial and operational results.

99.3         Press Release dated November 8, 2007, announcing the closing of a new capital lease facility with CIT Group/Equipment Financing, Inc.

99.4         Press Release dated November 9, 2007, announcing participation in the Houston Energy Financial Forum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: November 9, 2007	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer